UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

January 24, 2018

Date of Report (Date of earliest event reported)

Cars.com Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-37869	81-3693660
(State or other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)

300 S. Riverside Plaza, Suite 1000

Chicago, Illinois 60606

(Address of principal executive offices)

(312) 601-5000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2-(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 2.02.Results of Operations and Financial Condition.

Cars.com (the “Company”, “our”, “we”, or “us”) became a newly formed company on May 31, 2017 resulting from the spin-off from TEGNA, Inc.  As a new public company, we regularly review our disclosure of financial information used to evaluate our business, measure our performance, identify trends affecting our business, formulate financial projections and make operating and strategic decisions. We are filing this report to provide investors with more clarity about our operating expenses.  To that end, amounts that comprise “Cost of revenue and operations” have been reclassified from the “Product support, technology and operations” line item into a separate line item.  In addition, depreciation expense amounts have been reclassified from the “General and administrative” line item into the “Amortization of intangible assets” line item which has been renamed “Depreciation and amortization.”  There are no changes to total operating expenses, operating income, or net income.  These reclassifications will be reflected in our financial statements for the year ended December 31, 2017.  A copy of our financial information for 2016 and 2017 presented on a quarterly basis, revised to reflect these reclassifications, is attached hereto as Exhibit 99.1 and incorporated by reference herein.

Item 7.01 Regulation FD Disclosure.

The information contained in Item 2.02 is hereby incorporated herein by reference.

The furnishing of the information in this Item 7.01 is not intended to, and does not, constitute a representation that such furnishing is required by Regulation FD or that the information in this Item 7.01 or the exhibit hereto is material information that is not otherwise publicly available.

The information contained in this Current Report on Form 8-K (including the exhibit hereto) is being furnished pursuant to Item 2.02 and Item 7.01 of Form 8-K and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing made by the Company under the Securities Act of 1933, as amended, or the Exchange Act, except as otherwise expressly set forth by specific reference in such filing.

Item 9.01Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Exhibit
99.1	Revised 2016 and 2017 Financial Information Presentation

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cars.com Inc.

Date: January 24, 2018	By:	/s/ Becky A. Sheehan
Becky A. Sheehan Chief Financial Officer